SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 21, 2004

MINORPLANET SYSTEMS USA, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-26140	51-0352879

(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation or Organization)	Number)	Identification Number)

1155 Kas Drive, Suite 100, Richardson, Texas 75081
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 301-2000

(Former Name or Former Address, if Changed Since Last Report)

ITEM 9. OTHER EVENTS AND REGULATION FD DISCLOSURE
Item 7. Financial Statements and Exhibits
SIGNATURES
Monthly Operating Report

ITEM 9. OTHER EVENTS AND REGULATION FD DISCLOSURE

     Minorplanet Systems USA, Inc. and its subsidiaries Caren (292) Limited and Minorplanet Systems USA Limited (collectively referred to as the “Company”) filed their monthly operating report for the period commencing May 1, 2004 and ended May 31, 2004 (the “MOR”) with the United States Bankruptcy Court for the Northern District of Texas (Dallas Division). A copy of the MOR is attached hereto as Exhibit 99.1.

     The financial information in the MOR has been prepared in the format prescribed by the United States Bankruptcy Court for the Northern District of Texas (Dallas Division) and excludes certain accruals for professional fees incurred in the bankruptcy cases. The Company cautions readers not to place undue reliance upon the information contained in the MOR. There can be no assurance that the MOR is complete, and the Company undertakes no obligation to update or revise the MOR. The MOR has not been audited or reviewed by independent accountants.

     The unaudited information in the MOR is subject to further review and potential adjustments and is not necessarily indicative of the results that may be expected for the fiscal year ending August 31, 2004. In addition, the MOR contains information for periods that may be shorter or otherwise different from those contained in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Accordingly, the substance and format of the MOR does not allow for meaningful comparison with the Company’s regular publicly disclosed consolidated financial statements. Results set forth in the MOR should not be viewed as indicative of future results.

Limitation on Incorporation by Reference

     In accordance with general instruction B.2 of Form 8-K, the MOR and other information in this report (including exhibits) is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities of that Section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth in such filing. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Item 7. Financial Statements and Exhibits

(c) Exhibit. The following exhibit is filed with this document:

Exhibit No.	Description
99.1	Monthly Operating Report for the period beginning May 1, 2004 and ended May 31, 2004 filed with the United States Bankruptcy Court for the Northern District of Texas (Dallas Division) on June 21, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINORPLANET SYSTEMS USA, INC.

/s/	J. Raymond Bilbao

J. Raymond Bilbao
Senior Vice President, General Counsel & Secretary

Date: June 21, 2004

Exhibit No.	Description
99.1	Monthly Operating Report for the period beginning May 1, 2004 and ended May 31, 2004 filed with the United States Bankruptcy Court for the Northern District of Texas (Dallas Division) on June 21, 2004.